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                                                                  Exhibit 19.1
                 STATEMENT TO MARINE CERTIFICATEHOLDERS
                 NATIONSCREDIT GRANTOR TRUST 1997 - 2

Pursuant to the Pooling and Servicing Agreement, dated as of September 30,
1997 among NationsCredit Securitization Corporation (as "Seller"),
NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company
(as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine
Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.
Month	                                                                  Apr-98
Collection Period	                                                      4/1/98
Determination Date	                                                    5/11/98
Deposit Date	                                                          5/14/98
Distribution Date	                                                     5/15/98

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
MARINE POOL BALANCE
            Marine Pool Balance on the close of the last
               day of the Collection Period (Record Date)	      102,130,031.11
            Marine Certificate Factor	                             84.5421243%
            Marine Ending Certificate Balance (per $1,000
               certificate)	                                            845.42
            Liquidation Proceeds	                                   113,622.01
            Purchase Amounts	                                             -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment	                                  4.61405
            Carry-Over Monthly Interest Payment	                          -
            Total Marine Interest Payment	                             4.61405

            Marine Principal Payments:
            Monthly Marine Principal Payment	                         26.52085
            Carry-Over Monthly Marine Principal Payment	                  -
            Total Marine Principal Payment	                           26.52085

            Marine Servicing Fee:
            Marine Servicing Fee	                                      0.54497
            Carry-Over Monthly Marine Servicing Fee	                       -
            Total Marine Servicing Fee	                                0.54497





                    STATEMENT TO RV CERTIFICATEHOLDERS
                   NATIONSCREDIT GRANTOR TRUST 1997 - 2

Pursuant to the Pooling and Servicing Agreement, dated as of September 30,
1997 among NationsCredit Securitization Corporation (as "Seller"),
NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company
(as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.
Month	                                                                  Apr-98
Collection Period	                                                      4/1/98
Determination Date	                                                    5/11/98
Deposit Date	                                                          5/14/98
Distribution Date	                                                     5/15/98

RV POOL BALANCE
            RV Pool Balance on the close of the last day
               of the Collection Period (Record Date)	           40,288,853.94
            RV Certificate Factor	                                 83.2645978%
            RV Ending Certificate Balance (per $1,000
               certificate)	                                            832.65
            Liquidation Proceeds	                                    62,875.00
            Purchase Amounts	                                             -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE) RV
            Interest Payments:
            Monthly RV Interest Payment	                               4.48696
            Carry-Over Monthly RV Interest Payment	                       -
            Total RV Interest Payment	                                 4.48696

            RV Principal Payments:
            Monthly RV Principal Payment	                             28.85090
            Carry-Over Monthly RV Principal Payment	                      -
            Total RV Principal Payment	                               28.85090

            RV Servicing Fee:
            RV Servicing Fee	                                          0.53844
            Carry-Over Monthly RV Servicing Fee	                          -
            Total RV Servicing Fee	                                    0.53844





                MONTHLY MARINE SERVICERS CERTIFICATE
                NATIONSCREDIT GRANTOR TRUST 1997 - 2

Pursuant to the Pooling and Servicing Agreement, dated as of September 30,
1997 among NationsCredit Securitization Corporation (as "Depositor"),
NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company
(as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine
Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.
Month	                                                                  Apr-98
Collection Period	                                                    1-Apr-98
Determination Date	                                                  11-May-98
Deposit Date	                                                        14-May-98
Distribution Date	                                                   15-May-98

MARINE POOL BALANCE
                 Marine Pool Balance on the close of the
                    last day of the preceding Collection
                    Period	                                     105,333,829.19
                 Marine Principal Collections	                    2,912,322.08
                 Purchase Amounts with respect to Marine
                    Receivables allocable to Principal	                 -
                 Defaulted Marine Receivables	                      291,476.00
                 Marine Pool Balance on the close of the
                    last day of the Collection Period	          102,130,031.11

                 Original Marine Pool Balance	                  120,803,719.92

                 Marine Pool Factor                               	84.5421243%

                 Preference Amounts with respect to Marine
                    Receivables	                                        -

                 Marine Pass-Through Rate	6.3500%
                 Marine Servicing Fee Rate	0.7500%

MARINE AVAILABLE FUNDS
                 Marine Collections allocable to interest	          985,403.51
                 Purchase Amounts with respect to Marine
                    Receivables allocable to interest	                  -
                 Liquidation Proceeds with respect to
                    Marine Receivables	                             113,622.01
                 Marine Collections allocable to principal	       2,912,322.08
                 Purchase Amounts with respect to Marine
                    Receivables allocable to principal	                  -
                 Other Marine Available Funds	                           -
                 Total Marine Available Funds	                    4,011,347.60

MARINE INTEREST PAYMENT
                 Monthly Marine Interest Payment	                   557,391.51
                 Carry-Over Monthly Marine Interest	                    -
                 Total	                                             557,391.51

MARINE PRINCIPAL PAYMENT
                 Monthly Marine Principal Payment	                3,203,798.08
                 Carry-Over Monthly Marine Principal	                   -
                 Total	                                           3,203,798.08

MARINE SERVICING FEE
                 Servicing Marine Fee	                               65,833.64
                 Carry-Over Monthly Marine Servicing Fee	                -
                 Total	                                              65,833.64

MARINE RESERVE ACCOUNT CROSS SUPPORT
                 Marine Reserve Account Cross Collateral
                    Withdrawal Amounts from prior
                    Distribution Dates	                                  -
                 Marine Reserve Account Cross Collateral
                    Withdrawal Amounts	                                  -
                 Distribution to reimburse Marine Reserve
                    Account Cross Collateral Withdrawal
                    Amounts	                                             -
                 Total Owed to Reimburse Marine Cross
                    Collateral Withdrawal Account	                       -

DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                 Marine Available Funds	                          4,011,347.60
                 Marine Reserve Account Withdrawal Deposit	             -
                 RV Reserve Account Cross Collateral
                     Withdrawal Amount	                                 -
                 Surety Bond Drawing Deposit	                           -
                 Total Deposit to the Marine Certificate
                     Account	                                     4,011,347.60

DISTRIBUTIONS FROM THE MARINE CERTIFICATE ACCOUNT
               Monthly Marine Interest Payment and any
                  Carry-Over Monthly Marine Interest	               557,391.51
               Monthly Marine Principal Payment and any
                  Carry-Over Monthly Marine Principal	            3,203,798.08
               Marine Servicing Fee and any Carry-Over
                  Marine Servicing Fee	                              65,833.64
               Distributions to the Surety Bond Provider	            10,533.38
               Shortfall in RV Certificate Account	                      -
               Distributions to meet shortfall in RV
                  Certificate Account	                                   -
               Distribution to reimburse RV Reserve Account
                  Cross Collateral Withdrawal Amounts	                   -
               Distribution to the Marine Reserve Account	          173,790.98
               Distribution to the RV Reserve Account	                   -
               Distributions to the Depositor	                           -

               Carry-Over Monthly Marine Interest to the
                   next Distribution Date	                               -
               Carry-Over Monthly Marine Principal to the
                   next Distributions Date	                              -
               Carry-Over Monthly Marine Servicing Fee to
                   the next Distribution Date	                           -

MARINE  RESERVE ACCOUNT

               Marine Reserve Account Balance as of the
                  end of the preceding Collection Period	         2,646,028.98
               Earnings from investments on the Marine
                  Reserve Account	                                   11,724.74
               Marine Reserve Account Withdrawals	                       -
               Marine Reserve Account Cross Collateral
                  Withdrawal Amounts	                                    -
               Deposits to the Marine Reserve Account	              173,790.98
               Reimbursement of Marine Reserve Account
                  Cross Collateral Withdrawal Amounts	                   -
               Deposits to Marine Reserve Account from
                  RV Available Funds	                                    -
               Marine Reserve Account Balance	                    2,831,544.70
               Distributions of any excess amounts on
                  deposit in the Marine Reserve Account	                 -
               Ending Marine Reserve Account Balance	             2,831,544.70

               Marine Reserve Account Balance as a % of the
                  Marine Pool Balance	                                 1.9858%
               Specified Marine Reserve Account Requirement	      3,063,900.93
               Amount needed to fully fund Marine Reserve
                  Account	                                          232,356.23

SURETY BOND
               Outstanding Reimbursement Obligations at the
                  end of the preceding Collection Period	                -
               Preference Amounts	                                       -
               Surety Bond Drawing Amount	                               -
               Surety Bond Fee	                                      10,533.38
               Interest on Outstanding Reimbursement
               Obligations at the end of the preceding
               Collection Period	                                        -
               Amount Owed to Surety Bond Provider	                  10,533.38
               Distributions made to the Surety Bond Provider	       10,533.38
               Remaining Amounts Owed to the Surety Bond Provider	       -

NET CREDIT LOSS RATIO
            Net Credit Losses	                                      177,853.99
            Average Net Credit Loss Ratio - Annualized                  	1.64%

DELINQUENCY ANALYSIS
            Number of Loans
            30 to 59 days past due	                                        187
            60 to 89 days past due	                                         24
            90 or more days past due	                                       71
            Total	                                                         282

            Principal Balance
            30 to 59 days past due	                               1,679,153.98
            60 to 89 days past due	                                 234,791.76
            90 or more days past due	                               809,815.82
            Total	                                                2,723,761.56

            Delinquency Ratio - 60+ Day Delinquent Accounts
            For the current Collection Period	                         1.0228%
            For the preceding Collection Period	                       1.2867%
            For the second preceding Collection Period	                1.3473%
            For the third preceding Collection Period	                 1.3888%
            Average 3 month 60 Day + Delinquency Ratio	                1.2189%
            Average 4 month 60 Day + Delinquency Ratio	                1.2614%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession
             Occurred in the Current Month	                         154,797.11
          Number of Contracts where Repossession Occurred
             in the Current Month	                                       16.00


WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS
           Weighted Average Coupon	                                   11.5062%
           Weighted Average Original Term (months)                     	128.71
           Weighted Average Remaining Term (months)	                        96
           Number of Outstanding Accounts-End of Period	                 9,689


CASH SETTLEMENT FOR THE TRUSTEE
            Total Deposit to the Marine Collection Account	       4,011,347.60
           Marine Servicing Fee	                                     65,833.64
           Marine Interest allocable to the Seller's
              Certificate                                              	  3.32
           Marine Principal amount allocable to the Seller's
              Certificate	                                               19.09
           Wire Funds to the Surety Bond Provider	                   10,533.38
           Net Deposit to the Marine Certificate Account
              - Excluding Amounts Due to Seller	                  3,934,958.16
           Wire Funds to the Marine Certificateholders
              - Interest Amounts	                                   557,388.19
           Wire Funds to the Marine Certificateholders
              - Interest Amounts	                                 3,203,778.99
           Deposit Funds into the Marine Reserve Account	           173,790.98
           Deposit Funds into the RV Reserve Account	                   -
          Wire Funds to NationsCredit	                                  -

Approved by:    /s/ LAWRENCE ANGELILLI --------------------- Authorized Signer





MONTHLY RV SERVICERS CERTIFICATE
NATIONSCREDIT GRANTOR TRUST 1997 - 2

Pursuant to the Pooling and Servicing Agreement, dated as of September 30,
1997 among NationsCredit Securitization Corporation (as "Depositor"),
NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company
(as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.
Month	                                                                  Apr-98
Collection Period	                                                    1-Apr-98
Determination Date                                                  	11-May-98
Deposit Date                                                        	14-May-98
Distribution Date	                                                   15-May-98

RV POOL BALANCE
                  RV Pool Balance on the close of the last day
                     of the preceding Collection Period	         41,684,849.04
                  RV Principal Collections	                       1,269,181.25
                  Purchase Amounts with respect to RV
                     Receivables allocable to Principal                 -
                  Defaulted RV Receivables	                         126,813.85
                  RV Pool Balance on the close of the last day
                     of the Collection Period	                   40,288,853.94

                  Original RV Pool Balance	                      48,386,535.24

                  RV Pool Factor	                                  83.2645978%

                  Preference Amounts with respect to RV
                     Receivables	                                       -

                  RV Pass-Through Rate	                                6.2500%
                  RV Servicing Fee Rate	                               0.7500%

RV AVAILABLE FUNDS
                  RV Collections allocable to interest	             407,166.06
                  Purchase Amounts with respect to RV
                     Receivables allocable to interest	                  -
                  Liquidation Proceeds with respect to RV
                     Receivables	                                    62,875.00
                  RV Collections allocable to principal    	      1,269,181.25
                  Purchase Amounts with respect to RV
                     Receivables allocable to principal   	              -
                  Other RV Available Funds	                              -
                  Total RV Available Funds	                       1,739,222.31

RV INTEREST PAYMENT
                  Monthly RV Interest Payment	                      217,108.59
                  Carry-Over Monthly RV Interest	                        -
                  Total	                                            217,108.59

RV PRINCIPAL PAYMENT
                  Monthly RV Principal Payment	                   1,395,995.10
                  Carry-Over Monthly RV Principal	                       -
                  Total	                                          1,395,995.10

RV SERVICING FEE
                  RV Servicing Fee	                                  26,053.03
                  Carry-Over Monthly RV Servicing Fee	                   -
                  Total	                                             26,053.03

RV RESERVE ACCOUNT CROSS SUPPORT
                  RV Reserve Account Cross Collateral
                     Withdrawal Amounts from prior
                     Distribution Dates	                                 -
                  RV Reserve Account Cross Collateral
                     Withdrawal Amounts	                                 -
                  Distribution to reimburse RV Reserve
                     Account Cross Collateral Withdrawal
                     Amounts	                                            -
                  Total Owed to Reimburse RV Cross Collateral
                     Withdrawal Account	                                 -

DEPOSIT TO RV CERTIFICATE ACCOUNT
                  RV Available Funds	                             1,739,222.31
                  RV Reserve Account Withdrawal Deposit	                 -
                  Marine Reserve Account Cross Collateral
                     Withdrawal Amount	                                  -
                  Surety Bond Drawing Deposit	                           -
                  Total Deposit to the RV Certificate Account     1,739,222.31

DISTRIBUTIONS FROM THE RV CERTIFICATE ACCOUNT
                  Monthly RV Interest Payment and any
                     Carry-Over Monthly RV Interest	                217,108.59
                  Monthly RV Principal Payment and any
                     Carry-Over Monthly RV Principal	             1,395,995.10
                  RV Servicing Fee and any Carry-Over
                     RV Servicing Fee	                               26,053.03
                  Distributions to the Surety Bond Provider	          4,168.48
                  Shortfall in Marine Certificate Account	               -
                  Distribution to meet shortfall in Marine
                     Certificate Account	                                -
                  Distribution to reimburse Marine Reserve
                     Account Cross Collateral Withdrawal
                     Amounts	                                            -
                  Distributions to the RV Reserve Account	           95,897.11
                  Distribution to the Marine Reserve Account	            -
                  Distributions to the Depositor	                        -

                  Carry-Over Monthly RV Interest to the
                      next Distribution Date	                            -
                  Carry-Over Monthly RV Principal to the
                      next Distributions Date	                           -
                  Carry-Over Monthly RV Servicing Fee to the
                      next Distribution Date	                            -

RV RESERVE ACCOUNT

                  RV Reserve Account Balance as of the end
                     of the preceding Collection Period	          2,075,599.93
                  Earnings from investments on the RV
                     Reserve Account	                                 8,877.17
                  RV Reserve Account Withdrawals	                        -
                  RV Reserve Account Cross Collateral
                     Withdrawal Amounts	                                 -
                  Deposits to the RV Reserve Account	                95,897.11
                  Reimbursement of RV Reserve Account Cross
                     Collateral Withdrawal Amounts	                      -
                  Deposits to RV Reserve Account from Marine
                     Available Funds	                                    -
                  RV Reserve Account Balance	                     2,180,374.21
                  Distributions of any excess amounts on
                     deposit in the RV Reserve Account	                  -
                  Ending RV Reserve Account Balance	              2,180,374.21

                  RV Reserve Account Balance as a % of the
                       RV Pool Balance	                                4.1454%
                  Specified RV Reserve Account Requirement	       2,215,886.97
                  Amount needed to fully fund RV Reserve Account  	  35,512.76

SURETY BOND
            Outstanding Reimbursement Obligations at the
               end of the preceding Collection Period	                   -
            Preference Amounts	                                          -
            Surety Bond Drawing Amount	                                  -
            Surety Bond Fee	                                          4,168.48
            Interest on Outstanding Reimbursement Obligations
                at the end of the preceding Collection Period  	         -
            Amount Owed to Surety Bond Provider	                      4,168.48
            Distributions made to the Surety Bond Provider	           4,168.48
            Remaining Amounts Owed to the Surety Bond Provider	          -

NET CREDIT LOSS RATIO
                  Net Credit Losses	                                 63,938.85
                  Average Net Credit Loss Ratio                         	1.14%

DELINQUENCY ANALYSIS
                  Number of Loans
                  30 to 59 days past due	                                   46
                  60 to 89 days past due	                                   13
                  90 or more days past due	                                 18
                  Total	                                                    77

                  Principal Balance
                  30 to 59 days past due	                           539,629.24
                  60 to 89 days past due	                           155,396.57
                  90 or more days past due	                         219,908.50
                  Total	                                            914,934.31

                  60 Day + Delinquency Ratio
                  For the current Collection Period	                   0.9315%
                  For the preceding Collection Period	                 0.9636%
                  For the second preceding Collection Period          	1.0937%
                  For the third preceding Collection Period	           0.4348%
                  Average 3 month 60 Day + Delinquency Ratio          	0.9963%
                  Average 4 month 60 Day + Delinquency Ratio	          0.8559%


REPOSSESSION ANALYSIS
                  Current Balance of Contracts where
                    Repossession Occurred in the Current Month	      38,847.95
                  Number of Contracts where Repossession
                    Occurred in the Current Month	                        3.00


WEIGHTED AVERAGE COMPUTATIONS-RV CONTRACTS
                  Weighted Average Coupon	                            11.4963%
                  Weighted Average Original Term (months)              	140.99
                  Weighted Average Remaining Term (months)           	      93
                  Number of Outstanding Accounts-End of Period	          3,306


CASH SETTLEMENT FOR THE TRUSTEE
                  Total Deposit to the RV Collection Account	     1,739,222.31
                  RV Servicing Fee	                                  26,053.03
                  RV Interest allocable to the Seller's
                     Certificate	                                         0.00
                  RV Principal amount allocable to the
                     Seller's Certificate	                                0.01
                  Wire Funds to the Surety Bond Provider	             4,168.48
                  Net Deposit to the RV Certificate Account
                      - Excluding Amounts Due to Seller	          1,709,000.79
                  Wire Funds to the RV Certificateholders
                      - Interest Amounts	                           217,108.59
                  Wire Funds to the RV Certificateholders
                      - Principal Amounts	                        1,395,995.09
                  Deposit Funds into the RV Reserve Account	         95,897.11
                  Deposit Funds into the Marine Reserve Account	          -
                  Wire Funds to NationsCredit	                            -


Approved by:     /s/ LAWRENCE ANGELILLI -------------------- Authorized Signer

[NATIONSCREDIT GRANTOR TRUST LETTERHEAD]

May 15, 1998
BY EDGAR
Securities and Exchange Commission Judiciary Plaza 450 Fifth Street, N.W. Washington, D.C. 20549

Re:   NationsCredit Grantor Trust 1997 - 2
Ladies and Gentlemen:
On behalf of NationsCredit Grantor Trust 1997 - 2 (the "Trust") filed herewith via EDGAR is the Trust's Current Report on Form 8-K.

Should you have any questions with regard to the filing, please call the undersigned at (972) 506-5026.

Very truly yours,
/s/ LAWRENCE ANGELILLI ----------------------------- Lawrence Angelilli Vice President & Treasurer
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